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                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                            DATED SEPTEMBER 16, 2002

FIXED ACCOUNT INVESTMENT OPTIONS

For contracts purchased on and after December 30, 2002: (a) purchase payments may not be allocated to the 5 and 7-year fixed account investment options (collectively, the "Fixed Account Investment Options") and (b) transfers from the variable account investment options to the Fixed Account Investment Options will not be permitted. As a result, the Secure Your Future Program(SM) will no longer be available for these contracts.

Contract owners who purchased their contracts prior to December 30, 2002 (in the case of transfers for qualified plans and 1035 exchanges, all paperwork must be received by December 2, 2002) may transfer to the Fixed Account Investment Options or renew amounts currently in a Fixed Account Investment Option, but may not allocate new purchase payments to the Fixed Account Investment Options.

                       SUPPLEMENT DATED NOVEMBER 19, 2002

Scudder Wealthmark.Supp 11/2002